UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2006
REPUBLIC PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1280 Maryland Avenue, SW
Suite 280
Washington, D.C.		20024
(Address of principal executive offices)		(Zip Code)
(202) 863-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
On October 19, 2006, Republic WPB LLC, a wholly owned subsidiary of Republic Property Limited Partnership (Republic Property Trust’s operating partnership), entered into an assignment agreement with mutual releases (the “Assignment Agreement”) with the West Palm Beach Community Redevelopment Agency, acting for itself and on behalf of the City of West Palm Beach (together, “CRA”). Under the terms of the Assignment Agreement, the Professional Services Agreement, as amended (the “PSA”, which was filed as Exhibits 10.1, 10.2 and 10.3 to Republic Property Trust’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006), has been terminated. Under the PSA, Republic WPB LLC was providing fee-based development services to the City of West Palm Beach, Florida to design, develop and construct an urban mixed-use development known as City Center (the “Project”).
Pursuant to the terms of the Assignment Agreement, Republic Property Trust (the “Trust”) will have no further involvement in the City Center project. The Assignment Agreement provides, among other things, that:
•	Republic WPB LLC conveyed all of its rights under the Professional Services Agreement, and the CRA accepted all of such rights and assumed all of the Trust’s obligations and liabilities under such agreement;

•	The Trust and the CRA expressly and unconditionally released each other from any and all claims, demands, suits, or causes of actions, of any kind or nature whatsoever, relating to the Project, including, but not limited to, those arising out of or related to the PSA; and

•	The Trust agreed to execute mutual releases between it and each of Catalfumo Construction & Development, Song and Associates, Ardaman & Associates, and Cushing Demolition, subject to agreement to same on the part of each of Catalfumo Construction & Development, Song and Associates, Ardaman & Associates, and Cushing Demolition.
The Trust had previously written-off the intangible asset associated with the PSA; consequently, entering into the agreement with CRA will have no additional impact on the Trust’s financial statements or results of operations.
The foregoing does not purport to be a complete description of the terms of the Assignment Agreement and is qualified in its entirety by reference to the Assignment Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

10.1	Assignment and Assumption Agreement dated as of October 19, 2006 between Republic WPB LLC and the West Palm Beach Community Redevelopment Agency, acting for itself and on behalf of the City of West Palm Beach.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC PROPERTY TRUST
Date: October 20, 2006	By:	/s/ Gary R. Siegel
By: Gary R. Siegel
		Title:	Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Assignment and Assumption Agreement dated as of October 19, 2006 between Republic WPB LLC and the West Palm Beach Community Redevelopment Agency, acting for itself and on behalf of the City of West Palm Beach.